                                                                EXHIBIT 10(s)


                       AMENDMENT NO. 1 TO TRUST AGREEMENT
                       ----------------------------------

       This Amendment No. 1 to Trust Agreement made on May 12, 1989 by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");

                                  WITNESSETH:
                                  -----------
        WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a Trust Agreement ("Trust Agreement");
        WHEREAS, the Deferred Compensation Agreements referred to in the first WHEREAS clause of the Trust Agreement have been terminated and all accounts thereunder have been paid to the executives or beneficiaries who are entitled to payment thereunder;
        WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of the Trust Agreement, to amend the Trust Agreement without the consent of any Trust Beneficiaries, as defined in the Trust Agreement.
        NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby adopt this Amendment No. 1 to the Trust Agreement as follows:
        1. The first "WHEREAS" clause of the Trust Agreement is hereby amended to read as follows:

              WHEREAS, certain benefits are or may become payable under the provisions of the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan, effective June 1, 1989 (the "Plan"), and certain Participation Agreements entered into under the Plan between Cleveland-Cliffs and certain executives ("Executives"), to the persons (who may be Executives or beneficiaries of Executives) listed (from time to time as provided in Section 9(b) hereof) on Exhibit A hereto or to the beneficiaries of such persons (Executives and Executives' beneficiaries are referred to herein as "Trust Beneficiaries"), as the case may be;
       2. The third "WHEREAS" clause of the Trust Agreement is hereby amended to read as follows:
              WHEREAS, subject to Section 9 hereof, the amounts and timing Or Benefits to which each Trust Beneficiary is presently or may become entitled are as provided in the Participation Agreement applicable to him or her ("Applicable Agreement" or "Agreement");

       IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused this Amendment No. 1 to the Trust Agreement to be originally executed on May 12, 1989 and reexecuted on April 12, 1991.

                                CLEVELAND-CLIFFS INC

                                By:  R. F. Novak
                                     -----------
                                Its:___________________________________
                                     Vice President - Human Resources


                                AMERITRUST COMPANY NATIONAL ASSOCIATION

                                By: J. R. Russell
                                    -------------
                                Its: Vice President
                                     --------------
                                     Vice President

                                                                       Exhibit A

                           Deferred Compensation Plan
                           --------------------------

Participants                      Beneficiaries
------------                      -------------
W. E. Dohnal                      AmeriTrust Company with account with William
                                  E. Dohnal dated 13th day of December 1976.

H. S. Harrison                    50% - Suzanne B. Harrison, Wife
                                  16.67% - Mary Suzanne Harrison, Daughter
                                  16.67% - Henry Stuart Harrison, Jr., Son
                                  16.67% - Virginia Foster Harrison, Son

R. W. Hartwell                    100% - Helen W. Hartwell, Wife
                                  If deceased, 100% - Kenneth W. Hartwell, Son

E. B. Johnson                     100% - Lois M. Johnson, Wife
                                  If deceased, 100% - Scott M. Johnson, Son

T. A. Kauppila                    100% - Ann S. Kauppila, Wife
                                  If deceased,      33.33% - Matthew A. Kauppila, Son
                                                    33.33% - Franz R. Kauppila, Son
                                                    33.33% - Philip R. Kauppila, Son

H. J. Leach                       The Cleveland Trust Company as Trustee under
                                  Agreement Entered into with Hugh J. Leach February 6, 1968.

M. T. Moore                       In accordance with the Insurance Trust
                                  between M. T. Moore and The Cleveland Trust
                                  Company Dated August 9, 1967.

T. E. McGinty                     100% - June T. McGinty
                                  If deceased,      33.33% - Thomas P. McGinty
                                                    33.33% - Michael J. McGinty
                                                    33.33% - Mathew J. McGinty

R. B. Pearson                     100% - Rose Marie Pearson, Wife
                                  If deceased,      33.33% - Jane Marie Pearson, Daughter
                                                    33.33% - John Gregory Pearson, Son
                                                    33.33% - Becky Jo Pearson, Daughter

S. K. Scovil                      100% - Barbara B. Scovil, Wife
                                  If deceased, Central National Bank of
                                  Cleveland Ohio as Trustee under an Insurance
                                  Trust Agreement with Samuel K. Scovil, dated
                                  July 2, 1965.


                                      -2-

J. C. Vickery                     100% - Jane A. Vickery, Wife
                                  If deceased,      25% - Pamela Sue Vickery, Daughter
                                                    25% - Linda Lou Vickery, Daughter
                                                    25% - Debra Lea Vickery, Daughter
                                                    25% - Dianna Lynn Vickery, Daughter

J. W. Villar                      The Miners' First National Bank and Trust
                                  Company of Ishpeming, Michigan, Trustee under
                                  the James W. Villar Life Insurance Trust
                                  Indenture dated December 22, 1972.

J. S. Westwater                   100% - Helen V. Westwater, Wife
                                  If deceased, equal portions to living
                                  children. If none of said children are living,
                                  to Joan G. Rogerson, Sister.


                   SECOND AMENDMENT TO TRUST AGREEMENT NO.  5
                   ------------------------------------------
       This Second Amendment to Trust Agreement made on April 9, 1991, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");

                               W I T N E S S T H:
                               ------------------

       WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a Trust Agreement ("Trust Agreement");
       WHEREAS, on May 12, 1989, Cleveland-Cliffs and the Trustee entered into Amendment No. 1 to Trust Agreement;
       WHEREAS, the Trust Agreement, as so amended, is for the purpose of providing benefits under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan; and
       WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of the Trust Agreement, to amend the Trust Agreement without the consent of any Trust Beneficiaries, as defined in the Trust Agreement.
       NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby agree that the Trust Agreement shall be amended as follows:

       1. The Trust Agreement is hereby renamed "Trust Agreement No. 5, and each reference in such Trust Agreement No. 5 to "Trust Agreement" shall be amended to read "Trust Agreement No. 5."
       2. The second WHEREAS clause is amended by deleting the words "in the event of a 'Change of Control' (as defined herein)" from the end thereof.
       3.     Section 1(a) is amended to read as follows:
              1. Trust Fund: (a) Subject to the claims of its creditors to the extent set forth in Section 3 hereof, Cleveland-Cliffs (i) hereby deposits with the Trustee in trust Ten Dollars ($10.00) which shall become the principal of this Trust, and (ii) Cleveland-Cliffs may from time to time make additional deposits of cash or other property in the Trust to augment such principal. The principal and income of the Trust shall be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided.

       4.     The first sentence of Section l(b) is amended to read as follows:
                     (b)    The Trust hereby established shall be irrevocable.
       5.     Section 1(c) is amended to read as follows:
                     (c) Upon the earlier to occur of (i) a Change of Control or (ii) a declaration by the Board of Directors of Cleveland-Cliffs that a Change of Control is imminent, Cleveland-Cliffs shall promptly, and in any event within five (5) business days, transfer to the Trustee to be added to the principal of the Trust under this Trust Agreement No. 5 property or cash equal to the then value of the separate accounts of the Executives under the Agreements, less the balances in the Executives' accounts provided in Section 7(b) hereof as of the most recent completed valuation thereof, as certified by the Trustee; provided, however, if the Trustee does not so certify by the end of the fourth (4th) business day after the earlier of (i) or (ii) above, then the balances of such accounts shall be deemed to be zero. Any payments by the Trustee pursuant to this Trust Agreement No. 5 shall, to the extent thereof, discharge the obligation of Cleveland-Cliffs to pay benefits under the Agreements.

       6. Section 1(g) is amended by adding at the end thereof the following:

              The Trust is not designed to qualify under section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
              The Trust established under this Trust Agreement No. 5 does not fund and is not intended to fund the Plan or any other employee benefit plan or program of Cleveland-Cliffs. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of Cleveland-Cliffs as and when it so determines in its sole discretion for the meeting of part or all of its future obligations with respect to Benefits to some or all of the Trust Beneficiaries under the Plan.

       7.     Section 2(a) is amended to read as follows:
                     (a) Provided that the Trustee has not received notice as provided in Section 3 hereof that Cleveland-Cliffs is Insolvent, the Trustee shall make payments of Benefits to each Trust Beneficiary from the assets of the Trust in accordance with the terms of the Agreements and subject to Section 9 hereof. The Trustee shall make provision for withholding of any federal, state, or local taxes that may be required to be withheld by the Trustee in connection with the payment of any Benefits hereunder.
        8.    Section 4 is amended to read as follows:
        4. Payments to Cleveland-Cliffs: Cleveland-Cliffs shall have no right or power to direct the Trustee to return any of the Trust assets to Cleveland-Cliffs before all payments of Benefits have been made to all Trust Beneficiaries as herein provided.
        9. Section 5 is amended by adding the following at the end of the second sentence thereof:
        , and including investments in common or collective funds or trusts, and mutual funds or investment companies, including affiliated investment companies and 12 B-l funds. Cleveland-Cliffs acknowledges and agrees that the Trust may receive fees as a participating depository institution for services relating to the investment of funds in an eligible mutual fund.
        10.    Section 7 is amended to read as follows:
               7. Accounting by Trustee: (a) The Trustee shall maintain such books, records and accounts as may be necessary for the proper administration of the Trust assets, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee, and shall render to Cleveland-Cliffs within

              60 days following the close of each calendar year following the date of this Trust until the termination of this Trust or the removal or resignation of the Trustee (and within 60 days after the date of such termination, removal or resignation), an accounting with respect to the Trust assets as of the end of the then most recent calendar year (and as of the date of such termination, removal or resignation, as the case may be). The Trustee shall furnish to Cleveland-Cliffs on a quarterly basis (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as Cleveland-Cliffs shall require for purposes of preparing its statements of financial condition. The Trustee shall at all times maintain separate bookkeeping accounts for each Trust Beneficiary as prescribed by Section 7(b) hereof, and shall provide each Trust Beneficiary with an annual statement of his account. Upon the written request of Cleveland-Cliffs or, on or after the date on which a Change of Control has occurred, a Trust Beneficiary, the Trustee shall deliver to such Trust Beneficiary or Cleveland-Cliffs, as the case may be, a written report setting forth the amount held in the Trust and a record of the deposits made with respect thereto by Cleveland-Cliffs. Unless

              Cleveland-Cliffs or any Trust Beneficiary shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs and the Trust Beneficiaries shall be deemed to have approved such statement and account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which the Company and the Trust Beneficiaries were parties.
                     (b) The Trustee shall maintain a separate account for each Trust Beneficiary. The Trustee shall credit or debit each Trust Beneficiary's account as appropriate to reflect such Trust Beneficiary's allocable portion of the Trust assets, as such Trust assets be adjusted from time to time pursuant to the terms of this Trust Agreement No. 5. Prior to the date of Change of Control, all deposits of principal pursuant to Section l(a) hereof shall be allocated as directed by Cleveland-Cliffs; on or after such date deposits of principal, once allocated, may not be reallocated by Cleveland-Cliffs. Income, expense, gain or loss on assets allocated to the separate accounts of the Trust Beneficiaries shall be allocated separately to such accounts by the Trustee in proportion to the balances of the separate accounts of the Executives.
              IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused this Second Amendment to Trust Agreement No. 5 to be executed on April 9, 1991.

                                        CLEVELAND-CLIFFS INC


                                        By: Richard F. Novak
                                            ----------------
                                        Its: V.P. of Human Resources
                                             ---------------------------------

                                        AMERITRUST COMPANY NATIONAL
                                        ASSOCIATION


                                        By:  J. R. Russell
                                             -------------
                                        Its: Vice President
                                             --------------


2282D

                    THIRD AMENDMENT TO TRUST AGREEMENT NO. 5
                    ----------------------------------------

       This Third Amendment to Trust Agreement No. 5 is made on this 9th day of March, 1992, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");


                                 WITNESSETH:
                                 -----------

       WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a trust agreement ("Trust Agreement No. 5");
       WHEREAS, on May 12, 1989, Cleveland-Cliffs and the Trustee entered into Amendment No. 1 to Trust Agreement No. 5;
       WHEREAS, on April 9, 1991, Cleveland-Cliffs and the Trustee entered into a Second Amendment to Trust Agreement No. 5;
       WHEREAS, Trust Agreement No. 5, as amended, is for the purpose of providing benefits under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan; and
       WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of Trust Agreement No. 5, to amend Trust Agreement No. 5 without the consent of any Trust Beneficiaries, as defined in Trust Agreement No. 5.
       NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby agree that Trust Agreement No. 5 shall be amended as follows:

       1. The third sentence of Section l(b) of Trust Agreement No. 5 is hereby amended to read as follows:
       "The term "Change of Control" shall mean the occurrence of any of the following:
              (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;
              (ii) Cleveland-Cliffs shall sell or transfer to one or more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets accounted for on the Statement of Consolidated Financial position of Cleveland-Cliffs as "properties" or "investments in associated companies" (or such replacements for these accounts as may be adopted from time to time) unless by an affirmative vote of two-thirds of the members of the Board of Directors, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this instrument;
              (iii)  a person within the meaning of section 3(a)(9) or of
       Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or
              (iv) during any period of three consecutive years, including, without limitation, the year 1991, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period."

       IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Third Amendment to Trust Agreement No. 5 to be executed on March 9, 1992.

                                        CLEVELAND-CLIFFS INC



                                        By:  R. F. Novak
                                             -----------
                                        Its: Vice President
                                             --------------

                                        AMERITRUST COMPANY NATIONAL
                                        ASSOCIATION



                                        By:  J. R. Russell
                                             -------------
                                        Its: Vice President
                                             --------------
2996F